UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2006


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-23651                    95-3539020
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(State or other jurisdiction         (Commission                (IRS Employer
      Of incorporation)              File Number)            Identification No.)

     111 W. Ocean Blvd. 4th Floor,
             Long Beach, CA                                          90802
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On April 19, 2006, FCG issued a press release announcing the filing of its annual report on Form 10-K with the Securities and Exchange Commission (SEC). FCG has contacted the Nasdaq Listing Qualifications Hearings Coordinator regarding the filing of its Form 10-K with the SEC. As previously disclosed, FCG has requested a hearing before a NASDAQ Listing Qualifications Panel to request continued listing on The NASDAQ National Market until FCG files its Form 10-K for the fiscal year ended December 30, 2005. In its notification letter, the NASDAQ Listing Qualifications Staff informed FCG that this request will result in a postponement of the delisting pending the Panel's decision. The Company believes that the filing of the 10-K, which brings FCG back into compliance with the Nasdaq National Market's continued listing requirements, will alleviate the need for a hearing.

Section 8 - Other Events

Item 8.01 - Other Events.

     On April 19, 2006, FCG issued a press release announcing the filing of its annual report on Form 10-K with the SEC. FCG reported no impact to its previously announced pre-tax operating income results for the fourth quarter and full fiscal years of 2002-2005. FCG restated and reduced its tax expense for fiscal years 2002-2004 by $1.3 million and increased the fiscal year 2005 tax expense by the same amount. FCG also concluded that it had a material weakness in internal controls over financial reporting relating to its tax accounting. In its filing, FCG concluded that its internal controls over financial reporting for the fiscal years impacted by the tax expense restatement were not effective, and FCG has taken and continue to take steps to correct the material weakness. The full text of this press release is furnished as Exhibit 99.1 to this report.

     The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Attached as Exhibit 99.1 to this report is FCG's press release furnished under Item 8.01 of this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Consulting Group, Inc.


Date: April 19, 2006                       By: /s/ Michael A. Zuercher
                                               ---------------------------------
                                               Michael A. Zuercher
                                               VP, General Counsel and Secretary